UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

Amendment No.1 on Form 8-K/A

to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2006

Enpath Medical, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-19467	41-1533300
(Commission File Number)	(IRS Employer Identification No.)

15301 Highway 55 West
Plymouth, Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

(763) 559-2613

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Disclosure

On April 20, 2006, Enpath Medical, Inc. (the “Company”) filed a Form 8-K and furnished as Exhibits (1) a press release reporting the results of its operations for the quarter ended March 31, 2006 and (2) the statement of John Hertig and James Hartman that was issued in connection with the April 20, 2006 Enpath Medical, Inc. conference call reporting the results of operations for the quarter ended March 31, 2006.

The Company hereby amends that Form 8-K by furnishing as Exhibit 99.3 the transcript of the April 20, 2006, Enpath Medical, Inc. conference call.

The information provided pursuant to Items 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Section 9. - Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits

(c)                                  Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.3	Transcript of the April 20, 2006 Enpath Medical, Inc. conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: April 26, 2006	By:	/s/ John C. Hertig
John C. Hertig
Chief Executive Officer

Dated: April 26, 2006	By:	/s/ James D. Hartman
James D. Hartman
Chief Financial Officer